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                                                                     Exhibit 4.1

016570| 003590|127C|RESTRICTED||4|057-423

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  COMMON STOCK                                                                                     COMMON STOCK
PAR VALUE $.0001

                                              (WORLD ENERGY LOGO)

CERTIFICATE                                WORLD ENERGY SOLUTIONS, INC.                              SHARES
   NUMBER                      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE              **600620******
 ZQ 000000                        150,000,000 AUTHORIZED SHARES $.0001 PAR VALUE                 ***600620*****
                                                                                                 ****600620****
                                                                                                 *****600620***
                                                                                                 ******600620**

THIS CERTIFIES THAT                                                                  CUSIP 98145W 10 9
                                                                            SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                     ISIN US 98145W1099

      **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample****
      **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample****
      **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample****
      **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample****
      **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample****
      **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample****
      **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample****
      **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample****
      **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample****
      **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample****
      **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample****

                                           MR. SAMPLE & MRS. SAMPLE &
                                            MR. SAMPLE & MRS. SAMPLE

is the owner of

         ****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****
         ****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****
         ****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****
         ****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****
         ****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****
         ****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****
         ****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****
         ****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****
         ****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****
         ****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****
         ****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****

                                            ***SIX HUNDRED THOUSAND
                                           SIX HUNDRED AND TWENTY***

                          FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

WORLD ENERGY SOLUTIONS, INC. (HEREINAFTER CALLED THE "COMPANY"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the
Certificate of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents.
This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

                                                                          DATED (Month Day, Year)

/s/ Richard Domaleski     (SEAL)   COUNTERSIGNED AND REGISTERED:          COUNTERSIGNED AND REGISTERED:
-----------------------            COMPUTERSHARE INVESTOR SERVICES INC.   COMPUTERSHARE INVESTOR SERVICES INC.
President and                      (TORONTO)                              (DENVER)
Chief Executive Officer            TRANSFER AGENT AND REGISTRAR,          TRANSFER AGENT AND REGISTRAR,


/s/ James F. Parslow               By                                     By
-----------------------               ---------------------------------      ----------------------------------
Secretary                             AUTHORIZED SIGNATURE                   AUTHORIZED SIGNATURE

                                        SECURITY INSTRUCTIONS ON REVERSE
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                                          WORLD ENERGY SOLUTIONS, INC.
                                               TRANSFERFEE $25.00

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                UNIF GIFT MIN ACT- _____________ Custodian _____________
                                                                     (Cust)                 (Minor)
TEN ENT - as tenants by the entireties                           under Uniform Gifts to Minor Act _________
                                                                                                   (State)
JT TEN  - as joint tenants with right of      UNIF TRF MIN ACT _______________ Custodian (until age __) _______
          survivorship and not as tenants                            (Cust)                             (Minor)
          in common                                              under Uniform Transfers to Minor Act _________
                                                                                                       (State)

        Additional abbreviations may also be used though not in the above list.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS,
DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK
OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE
VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE
CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE
COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST
MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY
REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A
BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON
ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

                                                                           PLEASE INSERT SOCIAL SECURITY OR
                                                                           OTHER IDENTIFYING NUMBER OF
                                                                           ASSIGNEE

For value received, _________________ hereby sell, assign and transfer unto ___________________________________

_______________________________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________________________________________

_______________________________________________________________________________________________________________

________________________________________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: _____________________________________ 20___        Signature(s) Guaranteed: Medallion Guarantee Stamp
                                                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                                                      GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and
Signature: _______________________________________    Loan Associations and Credit Unions) WITH MEMBERSHIP IN
                                                      AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,
                                                      PURSUANT TO S.E.C. RULE 17Ad-15.
Signature: _______________________________________
           Notice: The signature to this
                   assignment must correspond with
                   the name as written upon the
                   face of the certificate, in
                   every particular, without
                   alteration or enlargement, or
                   any change whatever.
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SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER. DO NOT ACCEPT WITHOUT NOTING WATERMARK.    (GRAPHIC)
HOLD TO LIGHT TO VERIFY WATERMARK.